EXHIBIT 32.2


                   CERTIFICATION PURSUANT TO RULE 13a-14(b) OR
                     RULE 15d-14(b) and 18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Internal Hydro International, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alberto Pastrana, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 15, 2005                          By: /s/ Alberto Pastrana
                                                 -------------------------------
                                                 Alberto Pastrana
                                                 Acting Chief Financial Officer